Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 of GBS Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven Boyages, the Interim Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

●	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

●	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2022

/s/ Steven Boyages
Steven Boyages
Interim Chief Executive Officer and Chairman
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to GBS Inc. and will be retained by GBS Inc. and furnished to the Securities and Exchange Commission or its staff upon request.